INCOME TAXES - SUMMARY OF RECONCILIATION OF FEDERAL INCOME TAX RATE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
INCOME TAXES
U.S. Federal statutory income tax rate	$ (15,831)	$ (10,829)
State taxes	(3,389)	(2,828)
Permanent and other differences	416	563
Stock-based compensation	1,049	(787)
Research and development credits	(2,676)	(757)
Change in valuation allowance	20,487	14,663
Total tax provision	$ 56	$ 25